                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of l~34
                Date of Report (Date of earliest event reported)
                               November 10, 1997


                       ROBERTS PHARMACEUTICAL CORPORATION
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             (exact name of registrant as specified in its charter)


   NEW JERSEY                        1-1-432                    22-2429994
-----------------                 -------------              ----------------
 (State or other                   (Commission                (IRS Employer
 jurisdiction of                   File Number)               Identification
 incorporation)                                               Number)


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey  07724
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code:  908-389-1182


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey  07724

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          (Former name or former address, if changed from last report)

      Item 5.  Other Events
               ------------

            Roberts Pharmaceutical Corporation announced today the successful completion of a Phase la study of LY315535, a gastrointestinal (GI) compound acquired from Lilly. The compound is being developed by Roberts for the treatment of Functional Bowel Disorders.

      The Phase la single rising dose study in human volunteers was conducted for Roberts by PPD Pharmaco (Austin, Texas). The objectives of the placebo-controlled study were to 1) show safety across a range of doses and 2) establish a maximum tolerated dose. The study demonstrated a favorable safety profile with LY315535 being well-tolerated across a broad range of doses. The next stage of Phase I testing in humans is scheduled to commence shortly.

      LY315535 is a novel compound which acts as both a muscarinic receptor antagonist and as a serotonin (5-HT) receptor agonist with a high degree of selectivity for the 5-HTlA receptor subtype. LY315535 is a potentially potent, orally administrated drug which is much needed in a large and generally unsatisfied GI market.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ROBERTS PHARMACEUTICAL CORPORATION
                                       ----------------------------------
                                                  (Registrant)



Date: November 14, 1997                By: /s/ Anthony A. Rascio
                                          -------------------------------
                                          Anthony A. Rascio
                                          Vice President